                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement

   /X/  Definitive Proxy Statement

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                      A.G. EDWARDS, INC.
       ----------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

         Douglas L. Kelly, Secretary of A.G. Edwards, Inc.
       ----------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   ---------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------

 * Set forth the amount on which the filing fee is calculated and state how it was determined.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   ---------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:

   ---------------------------------------------------------------------

   3)  Filing Party:

   ---------------------------------------------------------------------

   4)  Date Filed:

   ---------------------------------------------------------------------

Notes:

                          A.G. Edwards, Inc.

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD JUNE 23, 1994

  The Annual Meeting of the Stockholders of A.G. Edwards, Inc. (the "Company") will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 23, 1994 at 10:00 a.m., local time, for the following purposes:

  1. To elect 3 directors;

  2. To consider and act on a proposal to approve performance goals for the A.G. Edwards, Inc. Performance Plan for Executives;

  3. To ratify the appointment of Deloitte & Touche as independent auditors of the Company for the fiscal year ending February 28, 1995; and

  4. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

  Only stockholders of the Company of record as of the close of business on May 2, 1994 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

  If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                          DOUGLAS L. KELLY
                                              Secretary

May 16, 1994

                           A.G. Edwards, Inc.

                            PROXY STATEMENT

                          GENERAL INFORMATION

  The enclosed form of proxy is solicited by and on behalf of the Board of Directors of A.G. Edwards, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 23, 1994 (the "1994 Annual Meeting") and at any adjournments thereof. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company. The stockholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at One North Jefferson Avenue, St. Louis, Missouri 63103, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The proxy will be voted as specified by the stockholder in the spaces provided therefor or, if no specification is made, it will be voted for Proposals 1, 2 and 3. This Proxy Statement and form of proxy are first being mailed to the stockholders of the Company on or about May 16, 1994.

  Only stockholders of record at the close of business on May 2, 1994 are entitled to notice of, and to vote at, the 1994 Annual Meeting and any adjournments thereof. On May 2, 1994 the Company had outstanding 60,380,045 shares of Common Stock. Each outstanding share is entitled to one vote on each director position, and each other matter, to be voted on at the 1994 Annual Meeting. Because the Common Stock is entitled to vote on all matters at the 1994 Annual Meeting, a majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the 1994 Annual Meeting. Votes cast by proxy or in person at the 1994 Annual Meeting will be tabulated by the inspectors of election appointed by the Board for the meeting.

  Shares which are entitled to vote but which are not voted at the direction of the beneficial owner ("abstentions"), shares represented by proxies or ballots which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, and votes withheld by brokers in the absence of instructions from street-name holders ("broker non-votes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 1994 Annual Meeting.

  Abstentions may be specified on Proposal 2 to approve the performance goals for the Performance Plan for Executives and on Proposal 3 to ratify the appointment of independent auditors, but not the election of directors; however, failure to mark the proxy or a ballot to either vote for, or to withhold votes for one or more nominees for election as directors, has the practical effect of an abstention.

  The affirmative vote of a plurality of the shares represented at the meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the 1994 Annual Meeting. Consequently, any shares represented at the 1994 Annual Meeting, but not voted for any reason, have no impact on the election of directors.

  The affirmative vote of a majority of the shares represented at the meeting is required to approve the performance goals for the Performance Plan for Executives and to ratify the appointment of the independent auditors. Broker non-votes will not be counted with respect to, and will have no effect on, whether the stockholders approve those proposals. Abstentions, however, are counted in determining whether the stockholders have approved those proposals and, thus, have the effect of a vote against the proposals.

                  PROPOSAL 1:  ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware, the state of incorporation. The Board of Directors generally meets at least quarterly and held five meetings during the 1994 fiscal year. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of five Board members. The Executive Committee held seven meetings during the 1994 fiscal year.

  The entire Board of Directors serves in the capacity of a Nominating Committee. The Board of Directors will accept recommendations for nominations as directors from stockholders. Stockholders wishing to propose nominees for consideration at the 1995 Annual Meeting must comply with a Bylaw provision dealing with nominations. For a discussion of the nominating procedures, see "Stockholder Proposals."

  The Company has a Compensation Committee established in November 1993 and comprised of four outside directors. The Compensation Committee held two meetings during the 1994 fiscal year. The Compensation Committee was responsible for establishing the compensation of Benjamin
F. Edwards III and the amount of the shares awarded to certain executives under the Performance Plan for Executives for the 1995 fiscal year, and for establishing the amount of discretionary bonus for Benjamin F. Edwards III for the 1994 fiscal year. The Compensation Committee of A.G. Edwards & Sons, Inc., a wholly-owned subsidiary of the Company (the "Brokerage Company"), determined the compensation for all employees for the 1994 fiscal year, including officers of the Company, with the exception of Benjamin F. Edwards III, whose discretionary bonus was determined by the Compensation Committee of the Company and whose other compensation was determined by the Board of Directors of the Company. (See "Joint Report of the Compensation Committees of the Brokerage Company and the Company and the Board of Directors.")

  The Audit Committee of the Board of Directors held three meetings during the 1994 fiscal year. The Audit Committee performed the following principal functions: (i) reviewed quarterly and year-end financial statements with the outside auditors, internal auditors and management; (ii) reviewed the scope of the external and internal audits and reports with the outside and internal auditors and management; (iii) reviewed the outside auditors' management letter and management's response thereto; (iv) recommended the selection of outside auditors; (v) reviewed the quality and depth of the Company's internal audit, accounting and financial staffs; and (vi) reviewed and approved the rendering of audit and nonaudit services by the outside auditors.

  During the 1994 fiscal year, all incumbent directors attended 90 percent or more of the aggregate meetings of the Board of Directors and the committees of the Board on which each served. There are presently no mandatory retirement ages stipulated either for officers or members of the Board of Directors.

NOMINEES FOR DIRECTORS

  The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. The Company presently has nine directors. Three members are to be elected to the Board of Directors at the 1994 Annual Meeting, each to serve for a term of three years. All of the nominees are now directors of the Company. The persons named in the enclosed form of proxy intend to vote the proxies in favor of the election of the nominees listed below to serve as directors of the Company for terms expiring in 1997 or until the election and qualification of their successors, unless the stockholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If one or more nominees shall become unavailable for any reason, the Board of Directors, in its discretion, may, unless the Board of Directors provides by resolution for a lesser number of directors, designate one or more substitute nominees, in which case such proxies will be voted for such substituted nominees. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated his or her willingness to serve if elected.

                                                                                                          YEAR FIRST ELECTED
                                                                                                           DIRECTOR OF THE
                                                   PRINCIPAL OCCUPATION FOR THE PAST                    COMPANY/CURRENT BOARD
           NAME AND AGE                            FIVE YEARS AND OTHER DIRECTORSHIPS                    COMMITTEE MEMBERSHIP
           ------------                            ----------------------------------                    --------------------

                                            NOMINEES FOR DIRECTORS TO BE ELECTED IN 1994
                                                     FOR TERMS EXPIRING IN 1997

Dr. Louis Fernandez, 70                Chairman of the Board of Boehringer Ingelheim                             1989
                                       Corporation, Director of Alteon Corporation, Mallinckrodt            Member of the
                                       Group, Inc. and Petrolite Corporation. Chairman of the            Audit Committee and
                                       Board, Celgene Corporation from June 1990 to May 1992.           Compensation Committee
                                       President, Chief Executive Officer and Director, Celgene
                                       Corporation from August 1986 to June 1990. Chairman of
                                       the Board of Monsanto Company until March 1986.

                                                                 4

                                                                                                          YEAR FIRST ELECTED
                                                                                                           DIRECTOR OF THE
                                                   PRINCIPAL OCCUPATION FOR THE PAST                    COMPANY/CURRENT BOARD
           NAME AND AGE                            FIVE YEARS AND OTHER DIRECTORSHIPS                    COMMITTEE MEMBERSHIP
           ------------                            ----------------------------------                    --------------------

David W. Mesker, 62                    Treasurer of the Company and of the Brokerage Company                     1983
                                       since March 1989; Senior Vice President and Director of              Member of the
                                       the Staff Division of the Brokerage Company. Employee of          Executive Committee
                                       the Brokerage Company for 32 years. Director of the
                                       Brokerage Company since 1967.

Donna C. E. Williamson,                Senior Vice President, Caremark International, Inc. since                 1988
 41                                    December 1992. Corporate Vice President, Health Cost                 Member of the
                                       Management Group, Baxter International, Inc. until                Audit Committee and
                                       December 1992. Director of Haemonetics Corporation.              Compensation Committee

                                          DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AND
                                                  WHOSE TERMS CONTINUE BEYOND 1994
                                                 DIRECTORS WITH TERMS EXPIRING 1995

Robert G. Avis, 62(1)                  Vice Chairman of the Board of the Company and Vice                        1984
                                       Chairman of the Board and Director of the Investment                 Member of the
                                       Banking Division of the Brokerage Company since March             Executive Committee
                                       1989; Executive Vice President and Director of the Sales
                                       and Marketing Division of the Brokerage Company. Employee
                                       of the Brokerage Company for 28 years. Director of the
                                       Brokerage Company since 1970. Director of American Stock
                                       Exchange, Inc. and Director or Trustee of fifteen funds
                                       of the Oppenheimer Funds Group and eight funds of the
                                       Centennial Funds Group.

Dr. E. Eugene Carter, 52               Research Fellow, Lincoln Institute of Land Policy.                        1983
                                       Director of the Brokerage Company from 1976 to 1983.                 Member of the
                                                                                                         Audit Committee and
                                                                                                        Compensation Committee

                                                                 5

                                                                                                          YEAR FIRST ELECTED
                                                                                                           DIRECTOR OF THE
                                                   PRINCIPAL OCCUPATION FOR THE PAST                    COMPANY/CURRENT BOARD
           NAME AND AGE                            FIVE YEARS AND OTHER DIRECTORSHIPS                    COMMITTEE MEMBERSHIP
           ------------                            ----------------------------------                    --------------------

David M. Sisler, 62                    Vice Chairman of the Board of the Company and of the                      1983
                                       Brokerage Company since March 1989; Executive Vice                   Member of the
                                       President and Director of the Branch Division of the              Executive Committee
                                       Brokerage Company. Employee of the Brokerage Company for
                                       31 years. Director of the Brokerage Company since 1970.
                                                 DIRECTORS WITH TERMS EXPIRING 1996

Benjamin F. Edwards III,               Chairman of the Board, President and Chief Executive                      1983
 62(1)                                 Officer of the Company; Chairman of the Board, President             Member of the
                                       and Chief Executive Officer of the Brokerage Company.             Executive Committee
                                       Employee of the Brokerage Company for 37 years. Director
                                       of the Brokerage Company since 1967. Director of Heilig-
                                       Meyers, Co. and National Life of Vermont.

Robert C. Dissett, 56                  Corporate Vice President of the Brokerage Company since                   1990
                                       June 1977; Director of the Operations Division of the                Member of the
                                       Brokerage Company since February 1988. Employee of the            Executive Committee
                                       Brokerage Company for 32 years. Director of the Brokerage
                                       Company since 1973.

Samuel C. Hutchinson, Jr.,             President, Interface Construction Corp. since 1978.                       1993
 51                                                                                                         Member of the
                                                                                                         Audit Committee and
                                                                                                        Compensation Committee

- - -----
(1) Mr. Edwards and Mr. Avis are stepbrothers.


                         DIRECTOR COMPENSATION

  Directors, except those who are officers or employees of the Company or its subsidiaries, receive an annual fee of $7,200, a fee of $800 for each directors' meeting attended and a fee of $600 for each committee meeting attended. Non-employee directors do not participate in any of the Company's employee benefit plans.

                OWNERSHIP OF THE COMPANY'S COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the beneficial ownership of the Company's Common Stock as of May 2, 1994 by (i) each director, (ii) each executive officer named in the Summary Compensation Table, and
(iii) all directors and executive officers as a group:

                                                                                  NUMBER                            PERCENTAGE
                                NAME                                             OF SHARES                           OF CLASS
                                ----                                             ---------                          ----------

  Robert G. Avis                                                              280,871(1)(2)(3)                            (4)
  Robert L. Bagby                                                              51,627(1)(5)                               (4)
  Dr. E. Eugene Carter                                                        276,774                                     (4)
  Robert C. Dissett                                                            50,479(1)(2)(6)                            (4)
  Benjamin F. Edwards III                                                     794,791(1)(7)                           1.32%
  Dr. Louis Fernandez                                                           1,288(8)                                  (4)
  Samuel C. Hutchinson, Jr.                                                       629                                     (4)
  David W. Mesker                                                             622,576                                 1.03%
  David M. Sisler                                                              93,801(1)                                  (4)
  Donna C. E. Williamson                                                          345                                     (4)
  All Directors and Executive Officers as a Group (14 persons)              2,359,780(1)                              3.91%

- - -----
(1) Includes restricted stock issued pursuant to the Company's 1988 Incentive Stock Plan (the "1988 Plan") as to which each recipient has sole voting power and no current investment power, as follows:
    Mr. Avis, 3,682 shares; Mr. Bagby, 10,688 shares; Mr. Dissett, 10,688 shares; Mr. Edwards, 1,841 shares; Mr. Sisler, 3,682 shares; other Executive Officers, 25,058.

(2) Includes shares subject to exercisable stock options under the 1988 Plan and the Company's 1982 Restricted Stock and Stock Option Plan (the "1982 Plan") as follows: Mr. Avis, 8,352 shares; Mr. Dissett, 4,257 shares.

(3) Mr. Avis has shared voting and investment power over 43,876 shares held by him as a co-trustee of a trust.

(4) Percentages of less than 1% have been omitted.

(5) Mr. Bagby has shared voting and investment power over 30,357 shares, including 116 shares owned by his wife and 30,241 shares held jointly with his wife.

(6) Mr. Dissett has shared voting and investment power over 35,437 shares held by him as a co-trustee of a trust.

(7) Mr. Edwards has shared voting and investment power over 430,475 shares, including 391,029 shares held by him as co-trustee of two trusts and 39,446 shares held by his wife.

(8) Mr. Fernandez has shared voting and investment power over 1,288 shares held by him as a co-trustee of a trust.

OWNERSHIP BY CERTAIN OTHER PERSONS

  The following table sets forth information regarding all persons known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company:

                                                                                  NUMBER                            PERCENTAGE
                          NAME AND ADDRESS                                       OF SHARES                           OF CLASS
                          ----------------                                       ---------                          ----------

Firstar Corporation                                                            3,624,337(1)                           6.2%(1)
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

- - -----
(1) Sole voting power over 2,873,562 shares; shared voting power over 591,025 shares; sole investment power over 3,029,211 shares; shared investment power over 591,025 shares. Information, as of December 31, 1993, obtained from a stockholder filing made with the Securities and Exchange Commission dated February 11, 1994 (all share information has been adjusted to reflect the 5-for-4 stock split, payable in the form of a stock dividend, paid on January 3,
    1994).

                        EXECUTIVE COMPENSATION

  The table on the next page sets forth the compensation of the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers"), for each of the Company's last three fiscal years:

                                    8


                                                     SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                      --------------------------
                                                          ANNUAL COMPENSATION                   AWARDS
                                                         ---------------------        --------------------------
                                                                                                       NUMBER OF
                                                                                       RESTRICTED     SECURITIES     ALL OTHER
                                         FISCAL                                       STOCK AWARDS    UNDERLYING     COMPENSA-
     NAME AND PRINCIPAL POSITION          YEAR           SALARY          BONUS        (1)(2)(3)(4)    OPTIONS(2)      TION(5)
     ---------------------------         ------          ------          -----        ------------    ----------     ---------

Benjamin F. Edwards III,                  1994          $351,840        $898,127         $87,732             0        $70,000
Chairman of the Board, President          1993           331,840         730,550          64,842             0         70,000
and Chief Executive Officer of the        1992           309,840         641,085          37,754         4,418         70,000
Company; Chairman of the Board,
President, and Chief Executive
Officer of the Brokerage Company

Robert G. Avis,                           1994          $234,840        $693,607         $87,732             0        $70,000
Vice Chairman of the Board of the         1993           221,840         563,880          64,842             0         70,000
Company; Vice Chairman of the             1992           206,840         494,311          75,508             0         57,208
Board, Executive Vice President,
Director of the Investment Banking
Division, and Director of the Sales
and Marketing Division of the
Brokerage Company

David M. Sisler,                          1994          $228,840        $684,401         $87,732             0        $70,000
Vice Chairman of the Board of the         1993           215,840         556,152          64,842             0         70,000
Company; Vice Chairman of the             1992           201,840         488,399          75,508             0         56,075
Board, Executive Vice President, and
Director of the Branch Division of
the Brokerage Company

Robert L. Bagby,                          1994          $181,840        $562,286         $87,732             0        $70,000
Corporate Vice President, Assistant       1993           171,840         449,484          64,842             0         68,689
Director of the Branch Division, and      1992           158,340         386,970          75,508             0         42,607
Central and Pacific Coast Regional
Officer of the Brokerage Company

Robert C. Dissett,                        1994          $164,840        $536,202         $87,732             0        $70,000
Corporate Vice President, and             1993           156,840         430,165          64,842             0         65,292
Director of the Operations Division       1992           148,240         375,029          75,508             0         43,996
of the Brokerage Company

- - -----
(1) Amounts shown include both Restricted Share and "Phantom Stock Credit" awards, which are valued based on the closing prices of Common Stock on the Consolidated Transaction Reporting System on the dates of grant of such awards. The awards are made as of the end of the fiscal year for which they are awarded for service during that fiscal year. Restricted Shares can be awarded to participants in the 1988 Plan who are under age 60. The restrictions on Restricted Shares lapse three years after their award date. Participants who are 60 years of age or older ("Over 60 Participants") do not receive Restricted Shares. Instead, they are awarded "Phantom Stock Credits" which serve as the basis for an award of Restricted Shares two years after their award date ("Deferred Award Date"), where each Phantom Stock Credit represents the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. On a Deferred Award Date, an Over 60 Participant is awarded that number of shares of Restricted Shares equal to the number of Phantom Stock Credits awarded to him (as adjusted) for the
                                    9

    applicable award year. Restricted Shares awarded as of any Deferred Award Date are subject to all of the terms and restrictions applicable to other Restricted Shares, except the restrictions last for only nine months.
(2) The awards of Restricted Shares, Phantom Stock Credits and Options contain provisions for the accelerated lapsing of the restrictions for Restricted Shares (including those issued based on Phantom Stock Credits) and the accelerated exercisability of Options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent, publicly-owned company.
(3) The aggregate number and value of Restricted Shares and Phantom Stock Credits held by the persons named in the table as of February 28, 1994, are as follows: Mr. Edwards, 1,841 shares and 7,232 credits-$201,874; Mr. Avis, 3,682 shares and 7,232 credits- $242,836; Mr. Sisler, 3,682 shares and 7,232 credits-$242,836; Mr.
    Bagby, 10,688 shares and 0 credits-$237,808; and Mr. Dissett, 10,688 shares and 0 credits-$237,808.
(4) Dividends are paid on unvested Restricted Shares and adjustments are made to Phantom Stock Credits for dividends as discussed in
    Note 1 to this table above; such dividends and adjustments are equal in amount to the dividends paid on shares of Common Stock.
(5) Amounts shown consist of the following: (i) amounts set aside under the Company's Retirement and Profit Sharing Plan for the 1992, 1993 and 1994 fiscal years, respectively-Mr. Edwards, $21,525, $21,272, and $21,006; Mr. Avis, $21,525, $21,272, and $21,006; Mr. Sisler,
    $21,525, $21,272, and $21,006; Mr. Bagby, $21,575, $21,272, and
    $21,006; and Mr. Dissett, $21,525, $21,272, and $21,006; and (ii)
    amounts credited to accounts under the Company's Excess Profit Sharing Deferred Compensation Plan for the 1992, 1993 and 1994 fiscal years, respectively-Mr. Edwards, $48,475, $48,728, and $48,994; Mr. Avis, $35,683, $48,728, and $48,994; Mr. Sisler,
    $34,550, $48,728, and $48,994; Mr. Bagby, $21,082, $47,417, and
    $48,994; and Mr. Dissett, $22,471, $44,020, and $48,994.

  The following table sets forth certain information regarding the exercise of options to purchase Company Common Stock during the Company's 1994 fiscal year by the Named Executive Officers and the unexercised options to purchase Company Common Stock held by such persons on February 28, 1994:

                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-
                                                                   UNDERLYING UNEXERCISED             THE-MONEY OPTIONS AT
                                NUMBER OF                        OPTIONS AT FISCAL YEAR-END            FISCAL YEAR-END(1)
                                 SHARES                        ---------------------------------------------------------------
                               ACQUIRED ON        VALUE        EXERCISABLE     UNEXERCISABLE
            NAME                EXERCISE         REALIZED        (SHARES)         (SHARES)       EXERCISABLE     UNEXERCISABLE
            ----               -----------       --------      -----------     -------------     -----------     -------------

Benjamin F. Edwards III             -            $     0             -             4,418           $      0         $10,824
Robert G. Avis                      -                  0          8,352               -             123,527               0
David M. Sisler                  8,352            91,812             -                -                   0               0
Robert L. Bagby                     -                  0             -                -                   0               0
Robert C. Dissett                   -                  0          4,257               -              60,960               0

- - -----
(1) Options become exercisable three years after they are awarded, and must be exercised no later than eight years after they are awarded.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All of the members of the Compensation Committee of the Brokerage Company (as named on page 15) are officers of the Company or one of its subsidiaries. Messrs. Avis, Dissett, Edwards, Mesker and Sisler are all directors of the Company and are officers of the Company or one of its subsidiaries.


              JOINT REPORT OF THE COMPENSATION COMMITTEES
               OF THE BROKERAGE COMPANY AND THE COMPANY
                      AND THE BOARD OF DIRECTORS

  The Compensation Committee of the Brokerage Company (the "Brokerage Committee") for the fiscal year ended February 28, 1994 (the "1994 Fiscal Year") determined the compensation of all officers of the Company with the exception of Benjamin F. Edwards III. The compensation of Mr. Edwards was determined by the Board of Directors except for the discretionary bonus paid to Mr. Edwards which was determined by the Compensation Committee of the Company (the "Company Committee"). The Company Committee was created in November 1993 primarily to establish compensation for Mr. Edwards and certain performance-based compensation of other executives for the fiscal year ending February 28, 1995 (the "1995 Fiscal Year") and thereafter.

  It is the policy of the Company to have a substantial portion of each officer's annual compensation directly related to the performance of the Company. The policy is applied consistently to all the Named
Executive Officers, including Mr. Edwards.

  For the 1994 Fiscal Year, the annual compensation of the Named Executive Officers had six components. For the 1995 Fiscal Year, a seventh component has been added in the form of the Performance Plan for Executives as described under "Proposal 2: Approval of Performance Goals for the Performance Plan for Executives" in this Proxy. The Performance Plan for Executives is consistent with the Company's policy concerning Section 162(m) of the Internal Revenue Code. Specifically, the Company seeks to structure compensation for its executive officers so that all of the compensation is deductible by the Company for federal income tax purposes including under the limitations of Section 162(m) of the Internal Revenue Code. However, if the Company is not able to structure compensation for its executive officers so that all such compensation is deductible, the Board of Directors of the Company, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the appropriate compensation for such executives considering the benefits and the costs to the Company including in its considerations the additional costs arising from the inability to deduct part or all of the compensation.

  Base Salary. A base salary was set prior to the beginning of the 1994 Fiscal Year by the Brokerage Committee for each Named Executive Officer other than Mr. Edwards and by the Board of Directors for Mr. Edwards. Base salaries are intended to be relatively moderate, but competitive, for the Company's industry (including those companies in the Standard's & Poor's Brokerage Index listed on page 16). The increase in the Base Salary for Mr. Edwards of 6.1% for the 1994 Fiscal Year was established consistent with the guidelines used for increases for other officers of the Brokerage Company and after consideration by the Board of Directors of a recommendation by the Brokerage Committee (determined without Mr. Edwards).

  Executive Bonus Plan. The Executive Bonus Plan is designed to provide certain officers and key employees of the Company and its subsidiaries with direct participation in the profitability of the Company. Unless the Company has a specified minimum of pre-tax earnings ($2,500,000 in the 1994 Fiscal Year), no payment is made under the Plan. Awards under the Plan are based on prescribed formulae that take into account the employee's position with the Company, individual performance, and the Company's earnings. The formula for bonus accrual (the "bonus pool") is determined prior to the beginning of each fiscal year by the Board of Directors based on (i) the Company's consolidated earnings before provision for income taxes, certain employee bonuses, and discretionary Profit Sharing Plan contributions, (ii) certain branch office profits, and (iii) the net revenues of certain departments. The formula for accrual for the 1994 Fiscal Year was the same as for the prior fiscal year.

  Eligible officers are assigned "shares" in the bonus pool prior to the beginning of the fiscal year. Such shares are assigned based on the officer's position and responsibility with the Company and individual performance. Eligible officers, other than Mr. Edwards, were assigned shares for the 1994 Fiscal Year by the Brokerage Committee. The Board of Directors assigned 100 shares to Mr. Edwards for the 1994 Fiscal Year, the same number of shares he had for the prior fiscal year. No officer has ever received more than 100 shares. During the 1994 Fiscal Year, 15 officers, including all of the Named Executive Officers and Mr. Edwards, had 100 shares. Since the Executive Bonus Plan was adopted in 1979, Mr. Edwards has received the maximum number of shares available under the plan each year. At the beginning of the 1994 Fiscal Year, a total of 10,439 shares were assigned to 306 eligible officers.

  Under the Executive Bonus Plan, after the end of the fiscal year, the accrued bonus plan is mathematically divided into two separate portions, consisting of two-thirds and one-third, respectively. The two-thirds portion is distributed in accordance with the number of shares previously assigned to each participant. The one-third portion is distributed based on a formula which weights each participant's shares by the participant's base salary. The sum of the two portions is each participant's total Executive Bonus for the fiscal year, and is paid after the end of the fiscal year.

  Discretionary Bonus. Mr. Edwards may award a discretionary bonus to any officer other than himself and the Company Committee may award a discretionary bonus to Mr. Edwards. The discretionary bonus is intended to award efforts or results by an individual which are not recognized or compensated by other compensation. No objective standards, criteria or established targets are used to determine the amount of the discretionary bonuses. For the 1994 Fiscal Year, the Company Committee determined at the end of the year to make an award of $75,000 to Mr. Edwards in recognition of the excellent year by the Company under his leadership, in recognition of the extra efforts made by him in the Company and in the community which benefit the Company, and in recognition that his compensation is moderate for the industry. Two other Named Executive Officers each received a discretionary bonus of $50,000 for the 1994 Fiscal Year. The three discretionary bonuses were the only discretionary bonuses awarded for the 1994

Fiscal Year and each was for the same amount as the recipient received as a discretionary bonus during the prior fiscal year.

  1988 Incentive Stock Plan. The 1988 Plan is designed to motivate employees of the Company and its subsidiaries through the incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The 1988 Plan provides for the granting of Options or Restricted Shares, or both. If Options are granted, the participant receives an option to purchase 2.5 times the number of shares that would have been granted as Restricted Shares. The Named Executive Officers, including Mr. Edwards, are awarded an amount equal to 25% of each such officer's Executive Bonus (as described above); provided, in no event can the award amount for any participant exceed an amount set by the Brokerage Committee, $70,000 in the 1994 Fiscal Year. Accordingly, the awards of Options and Restricted Shares are tied to the profitability of the Company in substantially the same manner as the awards under the Executive Bonus Plan.

  The Options provide for the purchase of shares of Common Stock at market value on the determination date and do not become exercisable until three years after the date of award. Because the value of the Options is dependent on the increase of the market value of the Common Stock over at least a three year period, the Options provide a long-term incentive for the executives to stay with the Company and to increase the market value of the Common Stock.

  Restricted Shares are also awarded based on the market value of the Common Stock on the determination date (participants 60 years of age and over on the date Restricted Shares are awarded receive Phantom Stock Credits, in lieu of Restricted Shares, which serve as the basis for an award of Restricted Shares two years after the award date). The Restricted Shares are subject to restrictions for three years after their award. Again, by an award of Restricted Shares, the executives are encouraged to remain with the Company and to increase the market value of the Common Stock.

  The 1988 Plan also has an Employee Stock Purchase Plan portion to authorize the award of options qualified under Section 423 of the Internal Revenue Code to qualified employees. The qualified employees include most of the full-time employees of the Company and its subsidiaries. Participation in the Employee Stock Purchase Plan is not based upon the performance of the Company; employees elect to use a portion of their compensation to buy Common Stock under the plan. The Employee Stock Purchase Plan is intended to encourage the employees of the Company to obtain or increase a proprietary interest in the Company on a favorable basis by offering Common Stock at below market value. Shares under the Employee Stock Purchase Plan are issued at a price based upon a formula which is at least 15% below market at the sale date.

  Retirement and Profit Sharing Plan. The Company maintains a Retirement and Profit Sharing Plan (the "Profit Sharing Plan"), which is qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"). In addition to certain required matching and non-matching contributions, the Company may make a discretionary contribution as determined each year by the Board of Directors of the Company. On February 19, 1993, the Board of Directors of the Company approved an accrual formula for the discretionary contribution to the Profit Sharing Plan for the fiscal year ended February 28, 1994 in an amount not less than 8% and not more than 10% of the

Company's earnings on a consolidated basis and before certain bonuses, Company discretionary Profit Sharing Plan contributions and taxes on income. The maximum total Company and employee contribution allowable with respect to any employee under the Profit Sharing Plan in the last fiscal year was $30,000; however, because of the contribution rate and other limitations on recognized compensation in the Profit Sharing Plan, the actual maximum Company contribution with respect to any employee was less than that amount.

  Excess Profit Sharing Deferred Compensation Plan. The Company has established the Excess Profit Sharing Deferred Compensation Plan (the "Excess Benefit Plan") to provide deferred compensation to certain participants in the Profit Sharing Plan whose benefit in the Profit Sharing Plan is subject to limitations imposed by the Code. Contributions to the Excess Benefit Plan are based on the same basic formula as the Profit Sharing Plan, but without regard to certain limitations imposed by the Code on the benefits of highly compensated employees. The maximum aggregate contribution under both the Profit Sharing Plan and the Excess Benefit Plan in the last fiscal year was $70,000; accordingly, the maximum benefit with respect to any employee under the Excess Benefit Plan was the difference between $70,000 and the Profit Sharing Plan Company contribution with respect to such employee.

  Procedures. Prior to the beginning of the 1994 Fiscal Year, the Board of Directors considered the compensation of Mr. Edwards. The Board of Directors reviewed the six components of the compensation structure of the Company, the historical performance of the structure, the consistency of the compensation components for Mr. Edwards with the components for other officers, the guidelines used for determining the base salaries of other officers, the recommendation of the Brokerage Committee (determined without Mr. Edwards) that Mr. Edwards' increase should be consistent with the guidelines for other officers and the compensation of officers in other companies in the industry. Based on the review, the Board of Directors determined the increase in Mr. Edwards' base salary and that the other components of his compensation should not be changed from the prior year.

  In November 1993, the Company Committee was established. The Company Committee met twice prior to the end of the 1994 Fiscal Year. The Committee reviewed the components of the compensation of Mr. Edwards, the performance of the Company for the 1994 Fiscal Year and information concerning compensation at other companies in the industry. Based on the review discussed above under "Discretionary Bonus," the Company Committee determined that a discretionary bonus should be paid to Mr. Edwards for the 1994 Fiscal Year in the amount of $75,000.

  MEMBERS OF THE BOARD OF DIRECTORS
OF THE COMPANY ("BOARD OF DIRECTORS")
- - -------------------------------------

Robert G. Avis
Dr. E. Eugene Carter
Robert C. Dissett
Benjamin F. Edwards III, Chairman
Dr. Louis Fernandez
Samuel C. Hutchinson, Jr.*
David W. Mesker
David M. Sisler
Donna C. E. Williamson


 MEMBERS OF THE COMPENSATION
  COMMITTEE OF THE BROKERAGE
COMPANY ("BROKERAGE COMMITTEE")
- - -------------------------------

Robert G. Avis
Robert C. Dissett
Benjamin F. Edwards III, Chairman
Douglas L. Kelly**
David W. Mesker
Robert L. Proost
David M. Sisler

MEMBERS OF THE COMPENSATION COMMITTEE
OF THE COMPANY ("COMPANY COMMITTEE")
- - -------------------------------------
Dr. E. Eugene Carter
Dr. Louis Fernandez
Samuel C. Hutchinson, Jr.*
Donna C. E. Williamson

[FN]
- - -----
* Mr. Hutchinson was elected to the Board of Directors and the Company Committee on June 24, 1993 and joins in the report only for actions after that date.
** Mr. Kelly was elected to the Brokerage Committee effective January
   1, 1994 and joins in the report only for actions after that date.

                           PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total stockholder return on its Common Stock for a five year period (February 28, 1989 to February 28, 1994) with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Brokerage Index (which includes the Company, The Bear Stearns Companies Inc., Merrill Lynch & Co., Inc., Morgan Stanley Group Inc. and PaineWebber Group Inc.). The graph assumes that the value of the investment in Common Stock and each index was $100 at February 28, 1989, and that all dividends were reinvested.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                            [PERFORMANCE GRAPH]

- - -------------------------------------------------------------------------------------------------------
                                             1989       1990       1991      1992      1993      1994
- - -------------------------------------------------------------------------------------------------------
A.G. Edwards, Inc.                           100        113        156       279       270       305
S&P Brokerage Index                          100         94        118       212       236       288
S&P 500 Index                                100        119        136       158       175       189
- - -------------------------------------------------------------------------------------------------------

                         CERTAIN TRANSACTIONS

  Directors and executive officers of the Company have been customers of and have had brokerage transactions with the Company in the ordinary course of business. Included in such transactions are the maintenance of margin accounts and the extension of credit under Federal Reserve Regulation T. Such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other people and did not and do not involve more than normal risk of collectibility or present other unfavorable features.

              PROPOSAL 2:  APPROVAL OF PERFORMANCE GOALS
                FOR THE PERFORMANCE PLAN FOR EXECUTIVES

  The Compensation Committee of the Company has established performance goals and a formula for the payment of bonuses to certain executive officers of the Company under the A.G. Edwards, Inc. Performance Plan for Executives ("Performance Plan"). Although the Performance Plan is a new formal plan being presented to the stockholders for approval for the first time this year, it will not change the formula used in prior years for determining the amount of bonus compensation paid by the Company to executive officers. The Performance Plan was adopted solely in response to the enactment of the Section 162(m) of the Internal Revenue Code in 1993. Section 162(m) requires conditions to be met for certain compensation of specified executive officers to be deductible. In order to meet the conditions of Section 162(m) with no significant change in the compensation structure of the Company, the Executive Bonus Plan was amended to limit compensation which would otherwise be payable under the Executive Bonus Plan and the Performance Plan for Executives was adopted in order to pay the compensation which, but for the new limitation, would have been payable under the Executive Bonus Plan. The Company's intent and the provisions of the Plans are drafted to provide that the combined plans will operate in the same manner as the Executive Bonus Plan has operated in prior years subject only to certain new limitations on payments. (See the Joint Report of the Compensation Committees of the Brokerage Company and the Company and of the Board of Directors for a description of the Executive Bonus Plan).

  The eligible participants for the Executive Bonus are all officers of the Company who are not otherwise eligible for variable compensation or bonus (such as commission, sales bonuses or a branch manager's share of branch office profits). The participants in the Performance Plan, however, are those employees of the Company who are: (i) "covered employees" under Section 162(m) of the Internal Revenue Code, (ii) designated individually or by class description to be "Covered Employees" under the Performance Plan by the Compensation Committee, and (iii) participants under the Executive Bonus Plan. The Compensation Committee has designated all executive officers of the Company to be Covered Employees, and all of the executive officers of the Company are participants in the Executive Bonus Plan. Section 162(m), however, limits "covered employees" to only the Chief Executive Officer of the Company and the four highest compensated officers of the Company (other than the Chief Executive Officer), so, in any fiscal year, there can be no more than five participants.

  The performance goals for the Performance Plan are the same as for the Executive Bonus Plan. They include (i) the Company's consolidated earnings before provision for income taxes, certain employee bonuses and discretionary profit sharing plan contributions, (ii) certain branch office profits and (iii) the net revenues of certain departments, a percentage of each of which is paid into the Executive Bonus Pool. As described in the Joint Report of the Compensation Committees of the Brokerage Company and the Company and of the Board of Directors, amounts are paid under the Executive Bonus Plan based on the participants' relative shares in the plan and salary. The Executive Bonus Plan limits, however, the amount that can be paid to individual participants, so that all compensation paid under the Executive Bonus Plan is tax deductible by the Company. To the extent amounts cannot be paid under the Executive Bonus Pool to individual participants because of the tax limitation, they may be paid under the Performance Plan.

  The actual amount payable to a Covered Employee in a fiscal year under the Performance Plan is the lesser of: (i) the amount of reduction in payments to the Covered Employee as a participant under the Executive Bonus Plan for that fiscal year as a result of Section 162(m), (ii) the Covered Employee's Initial Bonus Amount for that fiscal year, and (iii) the Maximum Bonus Amount for that fiscal year. A Covered Employee's Initial Bonus Amount each fiscal year is equal to the amount that the Covered Employee would be prohibited from receiving under the Executive Bonus Plan as a result of Section 162(m) as determined solely from fixed assumptions contained in the Performance Plan and information known as of the beginning of the fiscal year. The Maximum Bonus Amount for each Covered Employee is $2,000,000 for fiscal year 1995. The Maximum Bonus Amount increases each fiscal year by 10% over the prior fiscal year. Before any amount can be paid under the Performance Plan, the Compensation Committee must certify in writing that the performance goals and the material terms of the Performance Plan were in fact satisfied.

  The Compensation Committee has the authority to interpret and administer the Performance Plan consistent with Section 162(m). The Performance Plan may be terminated or amended by the Board of Directors of the Company or its Compensation Committee at any time; however, no amount can be paid under the Performance Plan unless the stockholders have approved the Performance Plan (or its material terms) at such time and in such manner as required by Section 162(m) (which approval may apply to more than one fiscal year) so that amounts paid under the Performance Plan will be "qualified performance based compensation."

  If the stockholders do not approve the performance goals for the Performance Plan, no amount will be paid under the Performance Plan and the Board of Directors, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the compensation for the executives who would have received payments under the Performance Plan considering the benefits and costs to the Company including the additional costs arising from the inability to deduct part or all of the compensation.

  The Board of Directors recommends that the stockholders vote "FOR" the approval of this proposal.

           PROPOSAL 3:  APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors, on recommendation of the Audit Committee, has appointed Deloitte & Touche, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending February 28, 1995.

  Deloitte & Touche or its predecessor, Touche Ross & Co., has served as the independent auditors of the Company since its incorporation in 1983 and of the Brokerage Company since the early 1940s. A representative of Deloitte & Touche will be present at the annual meeting, will have the opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

  Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of Deloitte & Touche as independent auditors of the Company for the fiscal year ending February 28, 1995. If the stockholders do not ratify, the Audit Committee will investigate the reasons for stockholder rejection and the Board of Directors will reconsider the appointment.

  The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche as independent auditors.

                         STOCKHOLDER PROPOSALS

  Any stockholder proposals to be presented at the 1995 annual meeting of stockholders must be received by the Company no later than January 16, 1995 at its principal executive office at One North Jefferson Avenue, St. Louis, Missouri 63103 in order to be considered for inclusion in the Company's proxy statement and proxy relating to that meeting.

  Stockholders wishing to nominate one or more candidates for election to the Board of Directors, or propose any other business to be considered at any stockholder meeting, must comply with a Bylaw provision dealing with such matters. Pursuant to the Company's Bylaw provision, any stockholder of the Company eligible to vote in an election of directors may nominate one or more candidates for election to the Board of Directors, or propose business to be brought before a stockholder meeting, by giving written notice to the Company not less than 60 nor more than 90 days prior to the date of the meeting (if the Company gives less than 70 days notice or prior public disclosure of the date of the meeting, then the notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the date on which the Company mailed the notice of the meeting or the date on which public disclosure was made). The notice by the stockholder should be sent to the Secretary of the Company at the address stated in the preceding paragraph.

  The notice by the stockholder to the Company must contain: (1) the name and address of the stockholder who intends to make the nomination(s) or propose the business, (2) the name and address of the candidate(s) to be nominated (if applicable), (3) a written statement from any proposed nominee that the nominee consents to be named as a nominee and to serve as a director of the Company if elected (if applicable), (4) a representation that the stockholder is a holder of record of Company stock entitled to vote at the meeting and whether the stockholder intends to appear in person or by proxy at the meeting, (5) a description of all arrangements or understandings, if any, between the stockholder and each nominee and any other person(s) pursuant to which any nomination(s) are to be made by the stockholder (if applicable), and (6) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or the matter been proposed, by the Board of Directors.

  At any stockholder meeting, the Chairman of the meeting may refuse to acknowledge the nomination of any person, or the proposal of any business, not made in compliance with the Bylaws. The foregoing requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement for any meeting. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request sent to the Secretary of the Company at the address stated above.

                             OTHER MATTERS

  The Board of Directors knows of no other business to be brought before the meeting. If any other matters properly come before the meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

May 16, 1994

                                                   ----------------------------

                                                      Proxy Statement
                                                      and
                                                      Notice of the
                                                      Annual Meeting
                                                      of Stockholders
                                                      to be held
                                                      June 23, 1994







                                                     A.G. Edwards, Inc.
                                                     One North Jefferson Avenue
                                                     St. Louis, Missouri 63103

                                                   ----------------------------

                                    A.G. Edwards, Inc.

                                                                   May 16, 1994

        Dear Stockholder:

          The 1994 Annual Meeting of Stockholders of A.G. Edwards, Inc. will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 23, 1994 at 10:00 a.m. At the meeting, stockholders will elect three directors, act on a proposal to approve performance goals for the A.G. Edwards, Inc. Performance Plan for Executives, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending
        February 28, 1995, and transact such other business as may properly come before the meeting.

          It is important that your shares are represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials, complete the proxy form attached below and promptly return the proxy form in the envelope provided.

                    PLEASE DETACH AND MARK THE PROXY, SIGN IT ON THE
                     REVERSE SIDE, AND RETURN IT BEFORE THE MEETING


                       (Detach Proxy Form Here)

- - ------------------------------------------------------------------------

    PROXY SOLICITED BY THE BOARD OF DIRECTORS OF A.G. EDWARDS, INC.

  The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (the "Company"), hereby appoints Benjamin F. Edwards III and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the meeting of the stockholders of the Company, to be held on Thursday, June 23, 1994, at 10:00 a.m., local time, at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, and at any adjournment or adjournments thereof, hereby revoking any proxy heretofore given:

1. ELECTION OF DIRECTORS    FOR / / all nominees       WITHHOLD AUTHORITY / /
                            listed below (except       to vote for all nominees
                            as marked to the           listed below
                            contrary below)

   Dr. Louis Fernandez, David W. Mesker, and Donna C. E. Williamson

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

- - ------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE PERFORMANCE GOALS FOR THE A.G. EDWARDS, INC. PERFORMANCE PLAN FOR EXECUTIVES.

                 / / FOR    / / AGAINST    / / ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS
   INDEPENDENT AUDITORS FOR THE COMPANY.

                 / / FOR    / / AGAINST    / / ABSTAIN

4. In their sole discretion on such other matters as may properly come before such meeting and any adjournment or adjournments thereof;

                       (Detach Proxy Form Here)

- - ------------------------------------------------------------------------

all as described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement for such meeting, the receipt of which is hereby acknowledged.

  THIS PROXY WILL BE VOTED AS SPECIFIED IN THE SPACES PROVIDED THEREFOR OR, IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Dated: ......................., 1994

                                      Sign here: ......................
                                      (Please sign exactly as name
                                      appears hereon. Administrators,
                                      trustees, etc., should so
                                      indicate when signing.)

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PRIOR TO THE MEETING.

                                                                    APPENDIX A

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO INVESTORS.)


                        A.G. EDWARDS, INC.
                 PERFORMANCE PLAN FOR EXECUTIVES


                            ARTICLE I
                            PREAMBLE

     Section 162(m) of the Internal Revenue Code of 1986 was enacted by the Revenue Reconciliation Act of 1993. Section 162(m) limits to $1,000,000 the amount of an employer's deduction for a fiscal year relating to compensation for certain executive officers, with exceptions for specific types of compensation such as performance-based compensation. The Holding Company has amended its Executive Bonus Plan to limit the amount payable under the Executive Bonus Plan as a result of the Section 162(m) deduction limitation.

     Qualified performance-based compensation is not subject to the Section 162(m) deduction limitation. This Performance Plan is intended to provide for the payment of qualified performance-based compensation in the form of a bonus to each executive officer whose bonus under the Executive Bonus Plan is actually limited by Section 8 thereof because of the Section 162(m) deduction limitation. The amount of any such bonus under this Performance Plan is intended to be equal to the amount that would have been payable to such executive officer pursuant to the Executive Bonus Plan but for the limitation contained in Section 8 thereof, relating to the Section 162(m) deduction limitation. This Performance Plan shall be administered in accordance with, and to achieve, the intent stated above.

     Notwithstanding anything contained herein to the contrary, amounts accrued under this Performance Plan shall be paid only if this Performance Plan is approved by the stockholders of the Holding Company as provided in Article VI hereof.

                           ARTICLE II
                           DEFINITIONS

     Unless defined below in this Article II or in the other provisions of this Plan, capitalized but undefined terms used herein shall have the meaning ascribed to them in the Executive
Bonus Plan.

     "Company" means the Holding Company and its subsidiaries, individually or collectively, as the context may require.

     "Covered Employee" for a fiscal year means an individual employed by the Company who has satisfied the requirements of Article III for such fiscal year.

     "Executive Bonus Plan" means the A.G. Edwards, Inc.
     Corporate Executive Bonus Plan, as amended from time to time.

     "Fixed Allowance" means $300,000 for the fiscal year ending February 28, 1995; thereafter, the Fixed Allowance for each subsequent fiscal year shall be increased by 10% over the Fixed Allowance for the immediately preceding fiscal year.

     "Holding Company" means A.G. Edwards, Inc.

     "Initial Fixed Compensation" means, with respect to any Covered Employee in any fiscal year, the aggregate amount of: (i) such Covered Employee's Initial Salary for such fiscal year and (ii) other components of compensation for the Covered Employee that are "applicable employee remuneration" under Section 162(m) for such fiscal year that are established as of the beginning of such fiscal year. Specifically, "Initial Fixed Compensation" shall not include: (i) any salary increases or other amounts approved by the Company at its discretion after the beginning of such fiscal year, (ii) any amounts payable pursuant to this Performance Plan or the Executive Bonus Plan for such fiscal year, (iii) the Fixed Allowance for such fiscal year, or
     (iv) any amounts payable to a Covered Employee for such fiscal year to which, or to the extent that, Section 162(m) does not apply to them under applicable transitional rules (such as amounts payable under the A.G. Edwards, Inc. Restricted Stock and Stock Option Plan and the A.G. Edwards, Inc. Excess Profit Sharing Plan).

     "Initial Salary" means, with respect to any Participant under the Executive Bonus Plan for a fiscal year, the rate of salary in effect for such Participant for such fiscal year as established prior to the beginning of such fiscal year.

     "Initial Shares" means, with respect to any Participant under the Executive Bonus Plan for a fiscal year, the number of Shares assigned to such Participant in the Executive Bonus Plan for such fiscal year as established prior to the beginning of such fiscal year.

     "Maximum Bonus Amount" means $2,000,000 for the fiscal year ending February 28, 1995; thereafter, the Maximum Bonus
     Amount for each subsequent fiscal year shall be increased by 10% over the Maximum Bonus Amount for the immediately preceding fiscal year.

     "Performance Plan" means the A.G. Edwards, Inc. Performance
     Plan for Executives as set forth herein, as the same may be amended from time to time.

     "Performance Plan Bonus Pool" for a fiscal year means the amount determined pursuant to Article IV.

     "Plan Administrator" means the Compensation Committee of the Holding Company.

     "Predetermined Amount" means, with respect to any fiscal year, the amount of the Executive Bonus Pool that would have accrued for such fiscal year based on the respective percentages of Pre-tax Earnings established by the Board of Directors for such fiscal year before the beginning of such fiscal year, and the departments and percentages of revenues
     (net of direct expenses) of each department that determine the Third Bonus Pool that were in effect at the beginning of such fiscal year, all as determined in accordance with
     Section 4 of the Executive Bonus Plan, without regard to any discretionary increase to such percentages or addition to such departments or any other discretionary additions to the Executive Bonus Pool for such fiscal year made after the beginning of the fiscal year.

     "Section 162(m)" means Section 162(m) of the Internal
     Revenue Code of 1986, together with any regulations promulgated thereunder, as any or all of them may be amended or in effect from time to time, or any section that amends or supersedes such section.


                           ARTICLE III
                        COVERED EMPLOYEES

     The participants in this Performance Plan for any fiscal year shall be comprised of each employee of the Company who is:
(i) a "covered employee" under Section 162(m) for such fiscal year, (ii) a "Participant" under the Executive Bonus Plan who is entitled to a bonus thereunder as of the last day of such fiscal year, and (iii) designated individually or by class description to be a "Covered Employee" hereunder by the Plan Administrator.


                           ARTICLE IV
                   PERFORMANCE PLAN BONUS POOL

     The performance goals for this Performance Plan shall be the Company's Pre-tax Earnings, certain branch office profits and the net revenues of certain departments, a percentage of each of which is paid into the Executive Bonus Pool, as set forth in the Executive Bonus Plan. The Performance Plan Bonus Pool for a fiscal year is based on such performance goals and shall equal the aggregate amount of the Executive Bonus Pool for the fiscal year that is not paid to Participants thereunder for that fiscal year because of the limitation of Section 8 of the Executive Bonus Plan.

                            ARTICLE V
             DETERMINATION OF INITIAL BONUS AMOUNT;
                 DISTRIBUTION AND CERTIFICATION

1.   DETERMINATION OF INITIAL BONUS AMOUNT.

     After the close of a fiscal year, the Initial Bonus Amount for each Covered Employee shall be determined for such fiscal year. The Initial Bonus Amount for a Covered Employee for any fiscal year shall be the amount of reduction in payments to such Covered Employee as a Participant under Section 8 of the Executive Bonus Plan that would have occurred assuming: (i) the individuals eligible to receive a bonus under the Executive Bonus Plan were only those individuals who were Participants as of the first day of such fiscal year, (ii) the Executive Bonus Pool was equal to the Predetermined Amount, (iii) the Year-end Shares and the Year-end Salary of all Participants in the Executive Bonus Plan were equal to their respective Initial Shares and Initial Salaries, and (iv) the amount treated as compensation subject to the Section 162(m) deduction limitation for the Covered Employee in such fiscal year was equal to the Initial Fixed Compensation of the Covered Employee for such fiscal year plus the Fixed Allowance for such fiscal year.

2.   DISTRIBUTION.

     Subject to Article V, Section 3, after the close of a fiscal year, an amount shall be paid to each Covered Employee from the Performance Plan Bonus Pool for that fiscal year equal to the lesser of: (i) the amount of the reduction in payments to such Covered Employee as a Participant under Section 8 of the Executive Bonus Plan for such fiscal year, (ii) such Covered Employee's Initial Bonus Amount, or (iii) the Maximum Bonus Amount. Any part of the amount of the reduction in payments to a Covered Employee as a Participant under Section 8 of the Executive Bonus Plan for such fiscal year that is not paid to such Covered Employee because such amount exceeds such Covered Employee's Initial Bonus Amount or Maximum Bonus Amount shall not increase the portion of the Performance Plan Bonus Pool payable to other Covered Employees but shall be retained by the Company, so that such limitations on the bonus paid to a particular Covered Employee shall not affect the bonus amount payable to any other Covered Employee.

3.   CERTIFICATION BY THE PLAN ADMINISTRATOR.

     Prior to the payment of any amount under this Performance Plan to a Covered Employee, the Plan Administrator shall certify in writing that the performance goals and other material terms of this Performance Plan were in fact satisfied. For this purpose, approved minutes of a meeting of the Plan Administrator in which the certification is made shall be treated as written certification.

                           ARTICLE VI
                          AMENDMENT AND
                STOCKHOLDER APPROVAL REQUIREMENT

     This Performance Plan may be amended by the Board of Directors of the Holding Company and its Compensation Committee; provided, no amount shall be paid to any Covered Employee under this Performance Plan in any fiscal year unless the stockholders of the Holding Company have approved this Performance Plan (or the material terms hereof) at such time and in such manner as required by Section 162(m) (which approval may apply to more than one fiscal year) so that amounts paid hereunder will be "qualified performance based compensation."


                           ARTICLE VII
                     GENERAL ADMINISTRATION;
                    RULES OF CONSTRUCTION AND
                     SPECIAL TRANSITION RULE

     The Plan Administrator, subject to the limitations provided herein, shall have the authority to interpret and administer the Performance Plan and to take all such steps and make all such rules or determinations in connection with the Performance Plan as it may deem necessary or advisable, including, without limitation, the construction of any ambiguities that may arise in the administration of the Performance Plan. By their participation in the Performance Plan, all Covered Employees agree that such interpretations and determinations made by the Plan Administrator shall be final, conclusive and binding on all Covered Employees if there is any rational basis for such interpretations or determinations.

     The terms and provisions of this Performance Plan shall be construed in accordance with the laws of the State of Missouri and according to the principles, and in the priority, as follows: first, in accordance and consistent with Section 162(m) in a manner so that all amounts payable under this Performance Plan will be "qualified performance-based compensation;" and second, consistent with the meaning and application of the Executive Bonus Plan.

     The Secretary of the Company, in conjunction with the Controller of the Company, shall develop procedures and keep detailed records as may be required to implement and document decisions made under the Performance Plan.

     The first fiscal year for which this Performance Plan is in effect shall be the fiscal year of the Company ending February
28, 1995, even though this formal written Performance Plan may be adopted between March 1, 1994 and April 1, 1994.

                                APPENDIX
     1. The Performance Graph on page 16 of the Proxy Statement has been described and is being transmitted in a format which can be processed by Edgar. As instructed, a paper copy of the Performance Graph is being submitted to the electronic filers' Branch Chief.